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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8 - K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) January 24, 1996
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                                Defiance, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                   0-14044                 34-1526359
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(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

  1111 Chester Avenue. Suite #750. Cleveland, OH            44114-3516
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       (Address of principal offices)                       (Zip Code)

      Registrant's telephone number, including area code (216) 861-6300
                                                         --------------

                                Not applicable
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        (Former name or former address, if changed since last report.)
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 Item 5. Other events.
 --------------------

 On January 24, 1996, the registrant's board of directors adopted the Defiance, Inc. Stock Repurchase Plan (the "Plan"). The Plan was effective January 24, 1996, and authorizes the repurchase of up to 1,000,000 shares of the registrant's 6,573,450 currently outstanding common shares, over a three-year period. Shares purchased will be held by the registrant as Treasury Stock.

 Item 7. Financial statements and exhibits
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
 (c)   Exhibits.
       28.1   Defiance, Inc. Stock Repurchase Plan, effective January 24, 1996
       28.2   Defiance, Inc. Press Release dated January 24, 1996
       28.3 Letter from Comerica Bank granting written consent to stock repurchases as required under Section 10.1 of Second Amended and Restated Loan Agreement by and between Defiance, Inc. and Comerica
              Bank dated July 29, 1994

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:       January 30, 1996           DEFIANCE, INC.


                                  By:    /s/ Michael J. Meier
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                                         Michael J. Meier
                                         Vice President -- Finance, Chief
                                         Financial Officer, Secretary and
                                         Treasurer (Principal Financial
                                         Officer)